Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement of Operations (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2015	Jun. 30, 2014
Derivative
Total	$ (1)	$ (139)	$ (200)	$ (806)
Interest and finance costs, net
Derivative
Interest rate swaps	171	(215)	106	(767)
Bunker swaps	867	76	524	(39)
Bunker put options	$ (1,039)	$ 0	$ (830)	$ 0